[Letterhead]

March 28, 1997



To Our Stockholders:

     On behalf of the Board of Directors and management of Tri-County Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Eastern Wyoming College, Room #131-Tebbet Building, located at 3200 West C Street, Torrington, Wyoming, on Wednesday, April 23, 1997 at 3:00 p.m., local time. The Company is the parent holding company of Tri-County Federal Savings Bank. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting, I will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from attending the Meeting and voting in person, but will assure that your vote is counted if you are unable to attend the meeting. YOUR VOTE IS VERY IMPORTANT.

Sincerely,



Robert L. Savage
President and Chief Executive Officer

                         TRI-COUNTY BANCORP, INC.
                             2201 MAIN STREET
                        TORRINGTON, WYOMING  82240
                              (307) 532-2111

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON April 23, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Tri-County Bancorp, Inc. (the "Company"), will be held at Eastern Wyoming College, Room #131-Tebbet Building, 3200 West C Street, Torrington, Wyoming, on Wednesday, April 23, 1997, at 3:00 p.m., local time. The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of two directors of the Company;

     2. The ratification of the appointment of Dalby, Wendland & Co., P.C. as independent auditors for the Company for the fiscal year ending December 31, 1997; and

     Such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 21, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

     EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED FORM OF PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              CARL F. RUPP
                              SECRETARY
Torrington, Wyoming
March 28, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         PROXY STATEMENT
                               OF
                    TRI-COUNTY BANCORP, INC.
                        2201 MAIN STREET
                   TORRINGTON, WYOMING  82240
                         (307) 532-2111

                 ANNUAL MEETING OF STOCKHOLDERS
                         April 23, 1997

                             GENERAL

     This Proxy Statement is furnished to holders of common stock, $0.10 par value per share ("Common Stock"), of Tri-County Bancorp, Inc. (the "Company"), the parent holding company of Tri-County Federal Savings Bank (the "Bank"). Proxies are being solicited by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Eastern Wyoming College, Room #131-Tebbet Building, 3200 West C Street, Torrington, Wyoming, on Wednesday, April 23, 1997, at 3:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 28, 1997.


               VOTING AND REVOCABILITY OF PROXIES

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted in favor of the proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.


         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Stockholders of record as of the close of business on March 21, 1997 (the "Voting Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Voting Record Date, the Company had 608,749 shares of Common Stock issued and outstanding.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting.

     As to the first item to be considered at the meeting, the election of directors, as set forth under "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers -- Election of Directors," the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

     As to the second item to be considered at the meeting, the ratification of auditors, as set forth under "II - Ratification of Appointment of Auditors," by checking the appropriate box, stockholders may (i) vote "FOR" ratification; (ii) vote "AGAINST" ratification; or (iii) "ABSTAIN" with respect to ratification. Unless otherwise required by law, the recommendation of independent auditors shall be determined by a majority of the votes cast affirmatively or negatively, without regard to either (a) broker non-votes or
(b) proxies marked "ABSTAIN" as to that matter. As to the ratification of the appointment of Dalby, Wendland & Co., P.C. as independent auditors and all other matters that may properly come before the Meeting, unless otherwise required by law or provided in the articles of incorporation or bylaws of the Company, a majority of those votes cast by shareholders shall be sufficient to pass on a matter.

     The articles of incorporation of the Company (the "Articles") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit and that voting rights may, in certain situations, be reduced below the Limit. Beneficial ownership is determined pursuant to the definition contained in the Articles, and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Articles) and shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by the Bank's Employee Stock Ownership Plan ("ESOP") or directors, officers, and employees of the Company or its subsidiaries, or shares that are subject to a revocable proxy and that are not otherwise beneficially owned, or deemed by the Company to be beneficially owned, by such person or his or her affiliates.

     Persons and groups owning in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the Company knows of no person or entity, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, other than those set forth below, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date.

                                          Amount and Nature  Percent of Shares
                                            of Beneficial     of Common Stock
Name and Address of Beneficial Owner         Ownership         Outstanding(1)
------------------------------------    -----------------    -----------------
Tri-County Federal Savings Bank Employee
  Stock Ownership Plan
2201 Main Street
Torrington, Wyoming 82240                       58,910(2)            8.72%

Wellington Management Company
75 State Street
Boston, Massachusetts 02109                     65,000(3)(4)         9.63%

First Financial Fund, Inc.
One Seaport Plaza
25th Floor
New York, New York 10292                        41,600(3)(4)         6.16%

R. Keith Long
450 Royal Palm Way
Suite 502
Palm Beach, Florida  33480                      60,850(3)(5)         9.01%

Robert L. Savage
112 Linda Vista
Torrington, Wyoming  82240                      45,550(3)(6)         6.75%

Friedlander & Co., Inc.
Theodore Friedlander, III
322 East Michigan Street
Suite 402
Milwaukee, Wisconsin  53202                     40,600(3)(7)         6.01%
_______________________________
(1)  Based on the number of shares outstanding as of the Voting Record Date.
(2) Includes allocated and unallocated shares. The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. See "Director and Executive Officer Compensation -- Other Compensation -- Employee Stock Ownership Plan."
(3) Based upon Schedules 13Ds or 13Gs and amendments thereto (if applicable) filed with the Company pursuant to the 1934 Act by the beneficial owners.
(4) Shares are owned by a variety of investment adviser clients of the beneficial owner. No specific client is known to have a beneficial ownership of more than 5% of the class, except for First Financial Eq. which is an investor of both Wellington Management Company and First Financial Fund, Inc.
(5) Represents 23,150 shares of Common Stock beneficially owned by Otter Creek Partners I, L.P. ("Otter Creek") and 37,700 shares of Common Stock beneficially owned by First Reinsurance Company of Hartford ("First Reinsurance"), 45 West Main Street, Avon, Connecticut 06001. R. Keith Long is the sole shareholder of Otter Creek Management, Inc., which is the general partner in Otter Creek. First Reinsurance maintains an investment account with Otter Creek. Mr. Long shares with First Reinsurance the power to dispose of the Common Stock. First Reinsurance has no rights with respect to shares owned by Otter Creek or any other stockholder.
(6) Includes 20,930 shares of Common Stock subject to options exercisable within 60 days of the Voting Record Date. Includes 2,500 shares of Common Stock held in an IRA for the benefit of the spouse of Mr. Savage which he may be deemed to beneficially own. Includes 2,989 shares of restricted stock granted under the Management Stock Bonus Plan. Includes 3,646 shares of Common Stock held by the ESOP for the benefit of Mr. Savage.
(7) Theodore Friedlander III is a controlling person of Friedlander & Co., Inc. ("Friedlander") and as such may be deemed to beneficially own the shares of Common Stock of the Company beneficially owned by Friedlander. Mr. Friedlander beneficially owns less than 1% of the shares held by Friedlander and disclaims beneficial ownership of all other shares held by Friedlander.

  Information concerning the security ownership of management is included under "I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers -- Election of Directors."


             FILING OF BENEFICIAL OWNERSHIP REPORTS

     The Common Stock of the Company is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis during the period for the year ending December 31, 1996.


     I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
     DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS

Election of Directors

     The Company's Board of Directors is presently composed of six members who are elected for terms of three years, approximately one-third of whom are to be elected annually in accordance with the bylaws of the Company (the "Bylaws"). The Bylaws require that approximately one-third of the directors stand for election each year. At this Meeting, two directors will stand for election.

     It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth each nominee and continuing director's name, age, the year the director first became a director of the Company, or of the Bank (whichever is earlier), the year in which the director's current term will expire, and the number and percentage of shares of the Common Stock beneficially owned. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Director and Executive Officer Compensation -- Executive Officer Compensation," the number of shares, and the percentage of the Common Stock beneficially owned.

                                                       Common Stock Beneficial
                               Year First   Term to        Owned(2)(3)
Name             Age(1)  Elected Director   Expire    Shares       %of Class
----             ------  ----------------   ------  ---------    -------------
          BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

Robert L. Savage        53    1990           1997    45,550(4)       6.75
Larry C. Goddard        52    1982           1997    23,465(5)       3.48

  THE BOARD OF DIRECTORS RECOMMENDS THAT ITS NOMINEE BE ELECTED AS DIRECTORS

               DIRECTORS CONTINUING IN OFFICE
William J. Rueb         50    1989           1998    32,890(5)(6)    4.87
Lance H. Griggs         39    1989           1998    24,206(5)(6)    3.59
David C. Kellam         74    1978           1999    32,120(5)(6)    4.76
Carl F. Rupp            49    1985           1999    12,367(5)(6)    1.83

All directors and executive officers
of the Company as a group (8 persons)               184,708(7)      27.36
_______________________
(1)  As of December 31, 1996.
(2) Unless otherwise indicated, includes all shares held directly by the named individuals as well as by spouses, minor children in trust, and other indirect ownership, over which shares the named individual effectively exercises sole voting and investment power with respect to the indicated shares.
(3) Includes 4,485 restricted shares awarded to Mr. Savage, 1,794 restricted shares granted to each non-employee director, and 2,238 restricted shares awarded to executive officers of the Company who are not directors pursuant to the Management Stock Bonus Plans ("MSBPs"), which remain unvested. Each recipient possesses sole voting power and no investment power until such shares vest.
(4) Includes 20,930 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date.
(5) Includes 7,475 shares of Common Stock subject to options held by each individual that are exercisable within 60 days of the Voting Record Date.
(6) Excludes 58,910 shares of Common Stock (8.72%) held by the ESOP for which such individual serves as a plan trustee and exercises shared voting and investment power. Shares which are unallocated to participating employees (presently 40,365 shares) and shares which are allocated (presently 18,275 shares) for which no voting directions are received are voted by the plan trustee. The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP in a fiduciary capacity.
(7) Includes 66,381 shares of Common Stock subject to options that are exercisable within 60 days of the Voting Record Date held by alldirectors and executive officers as a group.

     The following individuals hold the executive offices in the Company set forth opposite their names.

Name                     Age(1)    Positions Held With the Company

Robert L. Savage         53        Chief Executive Officer and President

Earl F. Warren, Jr.      46        Senior Vice President

Tommy A. Gardner         49        Vice President and Chief Financial Officer

-----------------
At December 31, 1996.

     The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation, or removal by the Board of Directors.

Biographical Information

     The principal occupation of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise noted, all persons have held their present occupation for the last five years.

     Lance H. Griggs is a self-employed dentist in Torrington, Wyoming.

     Larry C. Goddard is a self-employed optometrist in Torrington, Wyoming.

     David C. Kellam is a retired pharmacist and currently is owner/operator of the Torrington Turf Farm, Torrington, Wyoming.

     William J. Rueb is a Torrington, Wyoming-based partner and director of Southwest Hide Company, Boise, Idaho, a cattle hide processing and marketing company.

     Carl F. Rupp is owner/operator of a farm in Torrington, Wyoming.

     Robert L. Savage has served as President and Chief Executive Officer of the Company since 1993 and President and Chief Executive Officer of the Bank since July 1990. Prior to joining the Bank, Mr. Savage was Planning and Control Division Manager for First Interstate Bancorp, Englewood, Colorado. Mr. Savage was employed at First Interstate for 18 years at various positions.

     Earl F. Warren, Jr. has been Senior Vice President of the Company since June 1993. He has been employed by the Bank since June 1992 as Senior Vice President and Senior Loan Officer. From September 1991 to June 1992, Mr. Warren was Senior Vice President at Gallup Federal Savings and Loan Bank, Gallup, New Mexico. From December 1985 to August 1991, Mr. Warren held various positions at Westland Federal Savings and Loan Association, Rawlins, Wyoming, including President and Chief Executive Officer from August 1990 to July 1991. Westland Federal Savings and Loan Association was acquired by Rawlins National Bank in July 1991.

     Tommy A. Gardner has been Vice President and Chief Financial Officer of the Company since June 1993. He has been employed by the Bank since 1979 and presently serves as Vice President and Chief Financial Officer.

Nominations for Directors

     Nominations of candidates for election as directors at any annual meeting of stockholders may be made (a) by, or at the direction of, a majority of the Board of Directors or (b) by any stockholder entitled to vote at such annual meeting. Only persons nominated in accordance with the procedures set forth in the Articles may be eligible for election as directors at an annual meeting.

     Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice shall set forth: (a) as to each nominee and the stockholder giving the notice
(i) the name, age, business address and residence address of such person,

(ii) the principal occupation or employment of such person, (iii) the number of shares of Common Stock that are beneficially owned (as defined in the Articles) by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to the 1934 Act, including, but not limited to, information which would be required to be filed with the SEC; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the number of shares of Common Stock that are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

     The Board or the presiding officer of the annual meeting may reject any nomination by a stockholder not timely made in accordance with the requirements of the Articles. A stockholder may be given the opportunity to correct a notice not meeting the requirements of the Articles as provided in
Article 7.F.

Meetings and Committees of the Board of Directors

     The Company's Board of Directors conducts its business through meetings of the Board and through activities of the committees of the Company and the Bank. During the fiscal year ended December 31, 1996, the Board of Directors of the Company held 12 regular meetings and no special meetings and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company or the Bank or committees on which such director served during the fiscal year ended December 31, 1996.

     The Audit Committee of the Company consists of Messrs. Goddard, Rueb, and Griggs. The Audit Committee reviews the actions and reports of the internal audit department and the independent auditor. The Committee also provides direction to the internal auditor. The Audit Committee meets as needed, and met once in 1996.

     The Board of Directors acted as the nominating committee to nominate directors to serve on the Board. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees nor, subject to the procedural requirements set forth in the Articles of Incorporation and Bylaws, established any procedures for this purpose. During fiscal year 1996, the Board of Directors met once as the Nominating Committee.

DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

     Currently, directors of the Company are not compensated for their services as a director of the Company. During 1996, each member of the Board of Directors of the Bank received a fee of $700 per month, and the Chairman of the Board received an additional fee of $100 per month. Each outside director received an additional $100 per month to serve on the Board Loan Committee. This fee was initiated in May of 1996. Additionally, directors previously received awards under the Stock Option Plan and the Management Stock Bonus Plans. See "-- Other Compensation." During 1996, aggregate fees paid to all Directors equaled $54,800.

Executive Officer Compensation

     Generally. The Company has no full time employees, relying upon employees of the Bank for the limited services required by the Company. All compensation paid to directors, officers, and employees is paid by the Bank. The Company and the Bank have entered into an agreement whereby the Bank is reimbursed by the Company for the use of Bank employees.

     Summary Compensation Table. The following table sets forth the name and compensation of the chief executive officer during the fiscal years ended December 31, 1996, 1995, and 1994. No other executive officer received cash compensation in excess of $100,000 during the fiscal years ended December 31, 1996, 1995 and 1994.

Annual Compensation(1)                                Long Term Compensation
--------------------------------------------------- -------------------------
                                                              Awards
                                                                   Securities
                                                      Restricted   Underlying
Name and                              Other Annual       Stock    Options/SARs  All Other
Principal Position Year Salary  Bonus Compensation(2) Award($)(3)   (#)(3)     Compensation(4)
------------------ ---- ------  ----- --------------- ----------- ------------ ---------------
Robert L. Savage   1996 $78,348  $ --   $8,400        $ --          --         $22,126
President and CEO  1996 $78,348  $ --   $8,400        $ --          --         $19,924
                   1995 $75,120  $ --   $8,400        $ --          --         $16,586

_______________________
(1)  All compensation set forth above was paid by the Bank.
(2) Includes board fees. For fiscal years 1996, 1995, and 1994, there were no (a) perquisites over the lesser of $50,000 or 10% of any of Mr. Savage's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) At December 31, 1996, the MSBPs held shares of Common Stock subject to forfeiture for the benefit of Mr. Savage with a fair market value of $55,297 (calculated by multiplying $18.50 per share, the average of the bid and ask price of the registrant's unrestricted stock on December 31, 1996, by 2,989 shares, the number of shares of Common Stock that remain restricted). See "--Other Compensation -- Management and Directors Stock Bonus Plans."
(4) Includes employer matching contributions to the Bank's 401(k) for the years ended December 31, 1996, 1995, and 1994, of $2,349, $2,253, and $2,157,
respectively. Includes allocation of stock under the ESOP of 1,069, 1,071, and 1,228, shares for the fiscal years 1996, 1995, and 1994 which had a fair market value of $19,777, $17,671, and $14,429, respectively, based on the average bid and asked price of the Common Stock at the end of each fiscal year.

   Compensation Committee Interlocks and Insider Participation

   The entire Board of Directors of the Company, including Robert L. Savage, President, acts as the Compensation Committee. The committee meets annually to review the performance of the Bank's officers and employees, and to determine compensation programs and salary actions for the Bank and its personnel. Mr. Savage does not participate in committee decisions related to his salary as President.

Other Compensation
   Stock Option Plan. The Company's Board of Directors adopted the Tri-County Bancorp, Inc. 1993 Stock Option Plan (the "Option Plan"), which was ratified by stockholders of the Company at the January 27, 1994 special meeting of stockholders (the "Special Meeting"). Pursuant to the Option Plan, 74,750 shares of Common Stock are reserved for issuance upon exercise of stock options granted or to be granted to officers, directors, and key employees of the Company and its subsidiaries from time to time. The purpose of the Option Plan is to provide additional incentive to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company. The Option Plan, which became effective upon the Reorganization, provides for a term of eight years for options granted to directors and ten years for all other options, after which no awards may be made, unless earlier terminated by the Board of Directors pursuant to the Option Plan. As of the Voting Record Date, 71,761 options had been granted and 66,381 options were exercisable within 60 days of such date. No new options were granted during fiscal 1996.

                OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Value

                                                    Number of Securities     Value of Unexercised
                                                   Underlying Unexercised       In-The-Money
                                                       Options/SARs            Options/SARs
                                                        at FY-End(#)         at FY-End ($)(1)(2)
                                                  -------------------------  -------------------------
                  Shares Acquired     Value
Name              on Exercise (#)  Realized($)(1) Exercisable/Unexercisable  Exercisable/Unexercisable
----              ---------------  -------------- -------------------------  -------------------------
Robert L. Savage      --               --              20,930/0              $177,905/$0

----------------
(1) Based upon the average bid and asked price of the stock as of December 31, 1996, of $18.50 per share and an exercise price of $10.00 per share.
(2)  No stock appreciation rights (SARs) are authorized under the Option Plan.

     Management and Directors Stock Bonus Plans. The Board of Directors of the Bank adopted two stock bonus plans (the "Management Stock Bonus Plan A" and the "Management Stock Bonus Plan B," collectively, the "Stock Bonus Plans" or the "MSBPs") as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service with the Bank. The Bank contributed sufficient funds to the MSBP Trusts to enable the MSBP Trusts to purchase 29,900 shares of Common Stock. Awards under the MSBPs were made in recognition of prior and expected future services to the Bank of its directors and executive officers responsible for implementation of the policies adopted by the Board of Directors, the profitable operation of the Bank, and as a means of providing a further retention incentive and direct link between compensation and the profitability of the Bank. The MSBPs were ratified by the stockholders at the Special Meeting. The awards vest at 20% per year over a five-year period. No additional grants were made in fiscal 1996.

     Acceleration in Event of Change in Control. In the case of any change in control of the Bank or imminent change in control as determined by the administrative committee of the Option Plan, all outstanding options shall become immediately exercisable, subject to possible non-objection or approval of the Office of Thrift Supervision ("OTS") at the time of a change in control. In addition, if in the event of a change in control, all shares of restricted stock allocated under the MSBPs shall become unrestricted.

     A change in control is defined to include (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Bank; (ii) the execution of an agreement for merger or recapitalization whereby the Bank is not the surviving entity; (iii) a change of control of the Bank as otherwise defined by the OTS or its regulations; and (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the 1934 Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Bank by any person, trust, entity or group. An "imminent change in control" is defined as an offer or announcement, written or oral, by any person or persons acting as a group, to acquire control of the Bank.

     401(k) Salary Deferment Plan. The Bank established in 1992 a tax-qualified defined contribution salary deferment plan ("401(k) Plan") for the benefit of its employees. Employees become eligible to participate under the 401(k) Plan after age 18 and completing one year of service. Under the 401(k) Plan, employees may voluntarily elect to defer up to 10% of compensation, not to exceed applicable limits under the Code (i.e., $9,500 in 1996). The first 6% of employee savings shall be matched by a Bank contribution of $0.50 for each $1.00 of employee contribution. Such matching contributions shall be 100% vested following completion of four years of service. Additionally, the Bank may make a discretionary contribution to the plan for the benefit of all participants. Such benefits are allocated to participant accounts as a percentage of base compensation of such participant to the base compensation of all participants. At the end of each fiscal year, the Board of Directors determines whether to make a discretionary contribution and the amount of the contribution to the 401(k) Plan, based upon a number of factors, such as the Bank's retained income, profits, regulatory capital, and employee performance.

     Total contributions to the 401(k) Plan by the Bank for all employees for the fiscal years ended December 31, 1996, 1995, and 1994 were approximately $13,569, $11,422, and $12,441, respectively. Future contributions to the 401(k) Plan, and specifically the annual discretionary contribution, may be reduced or eliminated due to contributions made to the Employee Stock Ownership Plan, see "-- Employee Stock Ownership Plan," hereunder.

     Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Common Stock.
Benefits may be paid either in shares of the Common Stock or in cash. The ESOP borrowed funds from the Company with which to acquire 59,800 shares of the Common Stock. This loan is secured by the shares purchased and earnings of ESOP assets. The Company financed the ESOP debt directly. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Bank expensed $114,197 and $122,253 for the fiscal year ended December 31, 1996 and 1995, respectively.

     Directors Rueb, Rupp, Griggs, and Kellam serve on the committee (the "ESOP Committee") that administers the ESOP. These Directors also serve as the ESOP Trustees (the "ESOP Trustees"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees fiduciary duties. As of the Voting Record Date 40,365 shares remain unallocated under the ESOP.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return of the Common Stock of the Company with that of (a) the Nasdaq U.S. total return index and (b) the Nasdaq bank total return index. The source of these total indices is SNL Securities. All three investment comparisons assume the investment of $100 at the market close on September 28, 1993 (the date the Common Stock was first traded) and the reinvestment of dividends as paid.
The graph provides comparisons as of December 31, 1993, 1994, 1995 and 1996.

     There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company will neither make nor endorse any predictions as to stock performance.

[GRAPHIC OMITTED]
                                          Period Ending
                          ----------------------------------------------
                          9/28/93  12/31/93  12/31/94  12/31/95 12/31/96
                          -------  --------  --------  -------- --------
Nasdaq - Total US          100.00   122.50    119.55    172.05   193.04
Nasdaq - Banks             100.00   102.15     99.85    141.21   173.70
Tri-County Bancorp, Inc.   100.00    98.76     98.40    146.55   193.72

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company had no "interlocking" relationships existing on or after January 1, 1996 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. Except as disclosed below, the loans made to such persons: (a) were made in the ordinary course of business; (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Bank customers; and (c) did not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Effective August 9, 1989, all such loans must be made on terms and conditions comparable to those for similar transactions with non-affiliates. Recent legislation permits savings institutions to make loans to executive officers, trustees and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. Loans to executive officers and directors of the Company, and their affiliates, amounted to approximately $209,739, or 1.6% of the Company's retained earnings at December 31, 1996.

     The following table sets forth the indebtedness of executive officers, directors, and members of the immediate family of an executive officer or director who are or were indebted to the Bank at any time since January 1, 1996 in an amount in excess of $60,000 and whose loans, if the loan had been made after August 9, 1989, would not be in conformity with OTS restrictions. The information set forth below excludes share loans, which are fully collateralized by deposit accounts:

                                                         Largest Amount
                                                        Outstanding Since    Balance at     Interest
Name and Position        Date of Loan   Type off Loan   December 31, 1995 December 31, 1996   Rate
-----------------        ------------   -------------  ------------------ ----------------- --------
Larry C. Goddard,                                                                           Adjustable
  Chairman of the Board  November 1983  First Mortgage      $62,683       $59,588              Rate*

___________________
* Rate charged at time of origination was 10.19% and prevailing market rate was 13.50%. All other loans were made at the prevailing market rate when originated.

             II - RATIFICATION OF APPOINTMENT OF AUDITORS


     Dalby, Wendland & Co., P.C. was the Company's independent public accountant for the fiscal year ending December 31, 1996. The Board of Directors intends to renew the Company's arrangement with Dalby, Wendland & Co., P.C. to be its auditors for the fiscal year ending December 31, 1997, subject to ratification by the Company's stockholders.

     In the event the proposed appointment of Dalby, Wendland & Co., P.C. is not ratified by stockholders, the Board of Directors will consider the vote obtained and determine what course of action to take. A representative of Dalby, Wendland, & Co., P.C. will not be present at the meeting.

     Ratification of the proposed appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Dalby, Wendland & Co., P.C. as the Company's auditors for the fiscal year ending December 31, 1997.


                           ANNUAL REPORTS


     The audited financial statements of the Company for its fiscal year ended December 31, 1996, prepared in conformity with generally accepted accounting principles, are included in the Company's Annual Report to Stockholders, which accompanies this Proxy Statement. Any stockholder who has not received a copy of the Annual Report to Stockholders may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the Company's proxy solicitation materials or as having been incorporated herein by reference.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996 required to be filed with the Securities and Exchange Commission under the 1934 Act. Such written requests should be directed to Carl F. Rupp, Secretary, 2201 Main Street, Torrington, Wyoming 82240. The Form 10-KSB is not part of the proxy solicitation materials.


                          OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement, However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


                      STOCKHOLDER PROPOSALS

     In order to be considered for inclusion in the Company's proxy materials for the Annual Meeting of Stockholders for the fiscal year ending December 31, 1997, any stockholder proposal to take action at such meeting must be received at the Company's main office at 2201 Main Street, Torrington, Wyoming 82240 no later than November 28, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act. If such proposal is in compliance with all of the requirements of 17 C.R.F. section
240.14a-8 of the Rules and Regulations under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting. It is urged that any such proposals be sent certified mail, return receipt requested.

                          MISCELLANEOUS

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without payment of additional compensation.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              CARL F. RUPP
                              SECRETARY

Torrington, Wyoming
March 28, 1997

APPENDIX A
                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         Tri-County Bancorp, Inc.
             (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4) Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

APPENDIX B

                         TRI-COUNTY BANCORP, INC.
                             2201 MAIN STREET
                        TORRINGTON, WYOMING  82240
                              (307) 532-2111
                      ANNUAL MEETING OF STOCKHOLDERS

                              April 23, 1997


     The undersigned hereby appoints the Board of Directors of Tri-County Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Eastern Wyoming College, Room #131-Tebbet Building, 3200 West C Street, Torrington, Wyoming, on Wednesday, April 23, 1997, at 3:00 p.m. and at any and all adjournments thereof, as follows:

                                   VOTE FOR  VOTE WITHHELD
The election as a director of
    all nominees listed below for
    3 year terms.

     Larry C. Goddard
     Robert L. Savage                 [_]         [_]

            INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

---------------------------------------------------------------------------
                                                  FOR    AGAINST      ABSTAIN

 2.  The ratification of the appointment
      of Dalby, Wendland & Co., P.C. as
      auditors the Company for the fiscal year.   [_]    [_]           [_]

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof. The Board of Directors recommends a vote "FOR" all of the above listed propositions.



THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, SIGNED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY
OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of the Meeting, a Proxy Statement dated March 28, 1996, and an Annual Report to Stockholders for the fiscal year ended December 31, 1996.


                                                  Please check here if you
Dated:________________________, 1997    [_]       plan to attend the Meeting.




_____________________________________   ____________________________________
SIGNATURE OF STOCKHOLDER                SIGNATURE OF STOCKHOLDER


_____________________________________   ____________________________________
PRINT NAME OF STOCKHOLDER               PRINT NAME OF STOCKHOLDER


Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.




       PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN
                  THE ENCLOSED POSTAGE-PREPAID ENVELOPE.